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                                                              September 18, 1996


                  The undersigned, for value received, promises to pay to SALVATORE CRIMI the principal sum of Nine Hundred Forty-Four Thousand Four Hundred Thirty-Seven and 81/100 ($944,437.81) Dollars in quarterly payments of Fifty Five Thousand Eighty Six (55,086)* Dollars, plus interest which shall accrue at 10.5% per annum, with the final payment due in the amount that is the difference between the amount remaining due under this Note and all amounts previously paid by the undersigned.

                  Any payment or distribution of any kind or character, whether in cash, securities or other property which would otherwise (but for the subordination provisions set forth in the following paragraph) be payable to the holder hereof on account of this Note, shall be set aside in a special segregated account maintained by the undersigned (the "Special Account"), which funds shall only be used for the purposes set forth herein. All payments or prepayments made under this Note to the Special Account shall be redistributed and payable to Alex Gianoplus as payment of the amounts due under the Promissory Note from Payee to Alex Gianoplus pursuant to the Memorandum of Sale dated October 12, 1989 between Payee and Alex Gianoplus (the "Gianoplus Note") until such obligations under the Gianoplus Note have been paid in full in cash and thereafter remaining payments shall be distributed to the holder of this Note.

                  Notwithstanding anything contained herein the contrary, the holder's right to payment under this Note shall be and hereby is made expressly subordinate and junior in right of payment in full of the Redemption Deposit (as hereinafter defined) to the extent and in the manner provided for in this Note. As used herein, "Redemption Deposit" means the deposit of 10% gross annual revenues from the Payor's retail operations into a sinking fund maintained at Chemical Bank for the purpose of ensuring adequate funds in the event of redemption of the Payor of its 7% Series A Convertible Preferred Stock. No payment or prepayment directly or indirectly, on account of the principal of or interest on this Note shall be made (in cash or property or


* Subject to adjustment based upon the effective date of the merger of Synergistic Holdings Corp. with and into Salex Holding Corporation.



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securities or by setoff or otherwise), and no holder of this Note shall be entitled to demand or receive any such payment or prepayment if, at the time of such payment or prepayment, the entire Redemption Deposit has not been paid in full. Each holder of this Note, whether upon original issue or upon transfer or assignment thereof, by its acceptance hereof, shall be bound by the provisions contained in this paragraph

                  In the event of the non-payment of any principal amount, then, upon fifteen (15) days written notice, by certified mail, return receipt requested, at the option of the holder, all or part of the remaining unpaid principal shall forthwith become due and payable. The failure to assert this right shall not be deemed a waiver thereof.

                  Upon a default in payment, the holder of this note shall be entitled to the remaining principal due with interest through the date of payment and all costs incurred in the collection of same including, but not limited to, reasonable attorneys fees.

                  The terms of this Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Payor and the Payee, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of this Note; provided that the rights, obligations, covenants and agreements of the Payor under this Note may not be assigned or delegated, as applicable, without the prior written consent of the Payee.

                  No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Payor, the Payee and Salex, if the Salex Payment has not been paid in full.

                  This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.



                                          SYNERGISTIC HOLDINGS CORP.

                                          By: /s/ Thomas M. Swartwood
                                              --------------------------------
                                                   Name:  Thomas M. Swartwood
                                                   Title:  President

ACCEPTED AND AGREED

/s/ Salvatore Crimi
------------------------
Salvatore Crimi